Exhibit 10.1

                      THE SECOND SUPPLEMENTAL AGREEMENT TO
                 CREDIT FACILITIES AGREEMENT DATED 23 APRIL 2001

This Agreement is made to be effective from 28 February 2003 (the "Effective Date of the Second Supplemental Agreement")

BETWEEN

INNOVEX (THAILAND) LIMITED (Registration No. Bor Aor Chor. Lor Por 253) with its head office located at No. 79 Moo 4 Export Industrial Zone 2, Northern Industrial Estate, Baan Klang Sub-district, Muang Lampoon District, Lampoon Province (hereinafter referred to as the "Borrower")

BANK OF AYUDHYA PUBLIC COMPANY LIMITED ("Bank of Ayudhya") with its head office located at 1222, Rama 3 Road, Bangpongpang, Yanawa, Bangkok as the Facility Agent (hereinafter referred to in this Agreement as the "Facility Agent")

THE INDUSTRIAL FINANCE CORPORATION OF THAILAND ("IFCT") with its head office located at 1770, New Petchburi Road, Bangkapi, Huaykwang, Bangkok as the Security Agent (hereinafter referred to as the "Security Agent").

AND

IFCT and BANK OF AYUDHYA as the Creditors (hereinafter referred to collectively as the "Creditors" and individually as "Creditor").

WHEREAS

(A) The Borrower entered into the Credit Facilities Agreement dated 23 April 2001 (hereinafter referred to as the "Credit Facilities Agreement dated 23 April 2001") with the Facility Agent, the Security Agent and the Creditors.

(B) The Borrower entered into the Supplemental Agreement to the Credit Facilities Agreement dated 23 April 2001 on 1 March 2002 (hereinafter referred to as the "First Supplemental Agreement to the Credit Facilities Agreement"). The Credit Facilities Agreement dated 23 April 2001 and the First Supplemental Agreement to the Credit Facilities Agreement (hereinafter referred to as the "Credit Facilities Agreement").

(C) The Borrower, the Facility Agent, the Security Agent and the Creditors intend to amend the Credit Facilities Agreement pursuant to the terms and conditions of this second supplemental agreement to the Credit Facilities Agreement (hereinafter referred to as the "Second Supplemental Agreement to the Credit Facilities Agreement").

1.    Definition and Interpretation

      The parties agree as follows:

1.1 Words and expressions used in this Agreement shall have the same respective meanings as the words and expressions defined in the Credit Facilities Agreement except as otherwise defined in this Agreement.


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1.2   Definition

      "Net Profit" means the total amount of income of the Borrower less all expenses of the Borrower as appeared in the Financial Statement for each half year period of each financial year reviewed by the Auditor acceptable to the Creditors or as appeared in the Financial Statement for each financial year audited by the Auditor acceptable to the Creditors;

      "Repayment Date for New Long Term Facility" means the day on which the loan shall be repaid as specified in Clause 3.6 below and under Attachment 1 of the Second Supplemental Agreement to the Credit Facilities Agreement;

      "Return on Assets" means the amount of Net Profit divided by Total Assets;

      "Second Guarantee Agreement" means the Second Guarantee Agreement issued by the Guarantor to the Creditors as required by the Second Supplemental Agreement to the Credit Facilities Agreement and in accordance with the form of Attachment 3 of the Second Supplemental Agreement to the Credit Facilities Agreement as a security of the Debt of the Borrower under the Credit Facilities Agreement as amended by the Second Supplemental Agreement to the Credit Facilities Agreement;

      "The Second Equipment Pledge Agreement" means the second equipment pledge agreement made between the Borrower, Security Keeper, Security Agent and the Creditors for the benefit of the Creditors in accordance with the form specified in Attachment 2 of the Second Supplemental Agreement to the Credit Facilities Agreement;

      "Former Long Term Facility" means the Long Term Facility in Baht as specified in Clause 2.1.1 of the Credit Facilities Agreement as amended by Clause 2.2 of the Second Supplemental Agreement to Credit Facilities Agreement;

      "New Long Term Facility" means the new Long Term Facility in Baht as specified in Clause 3.1 of the Second Supplemental Agreement to Credit Facilities Agreement;

      "Additional Short Term Working Capital Facility" means the short term working capital facility that the Packing Credit Creditors permit the Borrower to drawdown pursuant to Clause 2.1.2 (b)(2) of the Credit Facilities Agreement as amended by Clause 2.3 of the Second Supplemental Agreement to Credit Facilities Agreement;

      "Total Assets" means the assets including revenues and rights of every description of a company"

      "Consolidated Pre-Tax Income" means net income before provision for income taxes of the consolidated income statement of Innovex Inc.;

      "Availability Period for New Long Term Facility" means the period from the Effective Date of the Second Supplemental Agreement until 30 December 2003;

      "Availability Period for Additional Short Term Working Capital Facility" means the period commencing from the Effective Date of the Second Supplemental Agreement and expiring on the earlier of (a) the Packing Credit Creditors have no obligation to provide the Additional Short Term Working Capital Facility to the Borrower under this Agreement and/or the Documents for the Utilization of Additional Short Term Working Capital Facility or (b) the Packing Credit Creditors agree with the Borrower;

      "United States Dollars" or US$" means the lawful currency of the United States of America;

      "Repayment Schedule for New Long Term Facility" means the repayment schedule for New Long Term Facility under the condition specified in Clause 3.6 below and Attachment 1 of the Second Supplemental Agreement to the Credit Facilities Agreement;


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      "Documents for the Utilization of Additional Short Term Working Capital
      Facility" means the application for the utilization of Additional Short Term Working Capital Facility and/or any documents, instruments, Promissory Notes or other agreements which are used for the utilization of the Additional Short Term Working Capital Facility in the form and substance specified, from time to time, by each Packing Credit Creditor;

      "Innovex Inc" means Innovex Inc. which is an ultimate parent company of the Borrower established under the laws of Minnesota, United States of America with its registered office at 5540 Pioneer Creek Drive, Maple Plain, Minnesota, U.S.A.

1.3 In this Agreement, except as otherwise defined the reference to the Credit Facilities Agreement, the Transaction Documents or any documents related to the Credit Facilities Agreement or the Transaction Documents shall include this Agreement.

1.4 From the Effective Date of this Agreement, any terms or conditions in the Credit Facilities Agreement or the Transaction Documents or any documents related to the Credit Facilities Agreement or the Transaction Documents which contradict the terms amended by this Agreement, then the terms under this Agreement shall prevail and the terms or conditions under the Credit Facilities Agreement or the Transaction Documents or any documents related to the Credit Facilities Agreement or the Transaction Documents which contradict the terms of this Agreement shall no longer be effective.

2.    Amendment

      The Borrower, the Facility Agent, the Security Agent and the Creditors agree to amend the terms of the Credit Facilities Agreement as follows:

2.1 On the Effective Date of the Second Supplemental Agreement, the definitions and interpretation under Clause 1.1 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "Repayment Schedule" means the repayment schedule for Former Long Term Facility under the condition specified in Clause 6.1.1 and Attachment 6 of the Credit Facilities Agreement;

      "Interest Period" means the interest period as specified in Clause 5.1.2, Clause 5.2, Clause 5.3, Clause 9.3.2, Clause 9.3.5 and Clause 12.3.2 of the Credit Facilities Agreement and Clause 3.5.3 of the Second Supplemental Agreement to Credit Facilities Agreement;

      "Promissory Note" means any promissory note issued by the Borrower to the Packing Credit Creditor and/or Working Capital Creditor as an evidence for the granting and/or drawing of that type of Facility to the Borrower and shall be in accordance with the form specified by each such Creditor;

      "Facility" means all or part of the credit facilities provided by any or all of the Creditors to the Borrower under this Agreement including Former Long Term Facility, New Long Term Facility, Packing Credit Facility, Working Capital Facility and Additional Short Term Working Capital Facility;

      "Packing Credit Facility" means the Packing Credit Facility in Baht or foreign currency equivalent to Baht and the Additional Short Term Working Capital Facility in Baht as specified in Clause 2.1.2 of the Credit Facilities Agreement as amended by Clause 2.3 of the Second Supplemental Agreement to Credit Facilities Agreement;

      "Facility Limit of Each Creditor" means the facility limit for Former Long Term Facility, New Long Term Facility, Packing Credit Facility and Working Capital Facility provided by each Creditor to the Borrower under Attachment 1 of the Credit Facilities Agreement under the name of each such Creditor, this facility limit may be reduced or cancelled under the term of this Agreement;


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

      "Repayment Date" means the day on which the Former Long Term Facility shall be repaid as specified in Clause 6.1 of the Credit Facilities Agreement as amended by Clause 2.15 of the Second Supplemental Agreement to Credit Facilities Agreement and under Attachment 6 of the Credit Facilities Agreement;

      "Availability Period for Long Term Facility" means the period commencing from the Effective Date of this Agreement and expiry on the earlier of (a) 30 June 2001 or (b) the Long Term Creditors have no obligation to provide the Former Long Term Facility to the Borrower or (c) the Long Term Creditors agree with the Borrower;

      "Availability Period for Packing Credit Facility" means

      (1) For Packing Credit Facility pursuant to Clause 2.1.2 (a) of the Credit Facilities Agreement as amended by Clause 2.3 of the Second Supplemental Agreement to Credit Facilities Agreement, the period commencing from the Effective Date of this Agreement and expiring on the earlier of (a) the Packing Credit Creditors have no obligation to provide Packing Credit Facility pursuant to Clause 2.1.2 (a) to the Borrower under this Agreement and/or the Documents for the Utilization of Packing Credit Facility or (b) the Packing Credit Creditors agree with the Borrower;

      (2) For Packing Credit Facility pursuant to Clause 2.1.2 (b)(1) of the Credit Facilities Agreement as amended by Clause 2.3 of the Second Supplemental Agreement to Credit Facilities Agreement, the period commencing from the Effective Date of the First Supplemental Agreement to the Credit Facility Agreement and expiring on the earlier of (a) the Packing Credit Creditors have no obligation to provide Packing Credit Facility pursuant to Clause 2.1.2 (b)(1) to the Borrower under this Agreement and/or the Documents for the Utilization of Packing Credit Facility or (b) the Packing Credit Creditors agree with the Borrower;

      "Security" means the security specified in Clauses 3.1 and 13 and Attachment 5 of the Credit Facilities Agreement and Clause 3.2 and 3.3 of the Second Supplemental Agreement to Credit Facilities Agreement including the additional security to be provided in addition to or as a substitution in the form and value acceptable to the Creditors;

      "Transaction Documents" means this Agreement, and agreements, documents and other agreements relating to the utilization of the Facility under this Agreement including all the documents relating to Security, Guarantee Agreement, Land and Building Mortgage Agreement, Equipment Pledge Agreement, Equipment Mortgage Agreement, Escrow Agreement, Prioritization Agreement, Second Guarantee Agreement, The Second Equipment Pledge Agreement, Documents for the Utilization of Overdraft Facility, Documents for the Utilization of Packing Credit Facility, Documents for the Utilization of Short Term Working Capital Facility, Documents for the Utilization of Additional Short Term Working Capital Facility, Receipt and Promissory Notes;

      "Proportion of Debt" means the proportion of the Existing Debt of the Borrower for each Creditor and all the Existing Debts of the Borrower under the Former Long Term Facility, New Long Term Facility, Packing Credit Facility or Working Capital Facility (as the case may be) at any time under this Agreement;

2.2 Clause 2.1.1 (Long Term Facility) of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "2.1.1 Long Term Facility


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
            Long Term Facility: the Baht loan facility provided by the Long Term Creditors to the Borrower under the terms and conditions of this Agreement for the aggregate amount of not exceeding Baht 590,000,000 (Five Hundred Ninety Million Baht)."

2.3 Clause 2.1.2 (Packing Credit Facility) of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "2.1.2 Packing Credit Facility

      (a) the Baht and/or foreign currency equivalent to Baht facility as Packing Credit Creditors agree but not exceeding the Packing Credit Facility Limit provided by Packing Credit Creditors to the Borrower under the terms and conditions of this Agreement for the aggregate amount of not exceeding Baht 530,000,000 (Five Hundred Thirty Million Baht).

      (b) Packing Credit Facility for the payment of expenses related to the business transaction with Seagate Technology (Thailand) Limited and/or the Additional Short Term Working Capital Facility for the aggregate amount of not exceeding Baht 300,000,000 (Three Hundred Million Baht) provided that each Packing Credit Creditor will provide Packing Credit Facility pursuant to this sub-clause (b) in the amount not exceeding Baht 150,000,000 (One Hundred and Fifty Million Baht), details of the Facilities are as follows:

            (1) Packing Credit Facility for the payment of expenses related to the business transaction with Seagate Technology (Thailand) Limited in Baht and/or foreign currency equivalent to Baht as Packing Credit Creditors agree but not exceeding the Packing Credit Facility Limit provided by Packing Credit Creditors to the Borrower under the terms and conditions of this Agreement, in the minimum amount of Baht 150,000,000 (One Hundred and Fifty Million Baht) and in the maximum amount of Baht 300,000,000 (Three Hundred Million Baht) depend on the utilization of the Additional Short Term Working Capital Facility of the Borrower.

            (2) Additional Short Term Working Capital Facility in Baht provided by Packing Credit Creditors to the Borrower under the terms and conditions of this Agreement provided that the Borrower may not utilize the Additional Short Term Working Capital Facility at any time exceeding Baht 150,000,000 (One Hundred Fifty Million Baht) and each Packing Credit Creditor will not provide the Additional Short term Working Capital Facility in the amount exceeding Baht 75,000,000 (Seventy Five Million Baht).

2.4 Clause 2.2.1 (Long Term Facility) of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "2.2.1 Long Term Facility

            Former Long Term Facility: The Borrower shall use the Former Long Term Facility under Clause 2.1.1 (1) for the payment of expenses related to the Project."

2.5 Clause 3.2.1(b) of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "(b) The Borrower and the Guarantor (as the case may be) are in compliance with the conditions precedent as specified in Clause 3.1 and/or 3.3 (as the case may be) completely and/or being waived in writing by the Facility Agent;"

2.6 Clause 3.2.3 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

                  "3.2.3 Documents which are conditions precedent for each
            utilization of the Packing Credit Facility


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            (a)   Before the utilization of each Packing Credit Facility
                  pursuant to Clause 2.1.2 (a) and 2.1.2 (b)(1), each Packing Credit Creditor will receive the Documents for the Utilization of Packing Credit Facility and Promissory Note which is duly signed by the Authorized Director of the Borrower and proper stamp duties have already been affixed."

            (b) Before the utilization of each Additional Short Term Working Capital Facility pursuant to Clause 2.1.2(b)(2), each Packing Credit Creditor will receive the Documents for the Utilization of Additional Short Term Working Capital Facility and Promissory Note which is duly signed by the Authorized Director of the Borrower and proper stamp duties have already been affixed."

2.7 The following terms shall be inserted as Clause 3.3 of the Credit Facilities Agreement:

      "3.3 Additional Conditions Precedent for the Additional Short Term Working Capital Facility

            In addition to other conditions precedent specified in Clause 3.1 and 3.2, the Packing Credit Creditors are bound to provide the Additional Short Term Working Capital Facility to the Borrower under this Agreement when the Facility Agent receives an evidence of acknowledge receipt of the letter which issued by the Borrower informing the amount of Debt outstanding to the Creditors from U.S. Bank and Wells Fargo Bank in the form and substance acceptable to the Creditors no later than one (1)Banking Days before the first Utilization Date of the Additional Short Term Working Capital Facility or if the Facility Agent has waived the condition precedent under this sub-clause in writing before or on such first Utilization Date of the Additional Short Term Facility."

2.8 Clause 4.1.1 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "4.1.1 Subject to the terms of Clause 3.1 and Clause 3.2 and other terms and conditions specified in this Agreement or the Transaction Documents, the Borrower may utilize the Former Long Term Facility pursuant to Clause 2.1.1 on any Banking Days during the Availability Period for Long Term Facility."

2.9 Clause 4.1.2 (c) of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

                  "(c) Subject to the conditions of Clause 2.1.1, the Borrower is entitled to drawdown Former Long Term Facility for the aggregate amount of Baht 590,000,000 (Five Hundred Ninety Million Baht)"

2.10 Clause 4.1.2 (d) of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

                  "(d) In case the Borrower has drawndown Former Long Term
            Facility pursuant to Clause 2.1.1 in full during the Availability Period for Long Term Facility , the Borrower is not entitled to drawdown such amount again."

2.11 Clause 4.2.1 and 4.2.2 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:


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

      "4.2.1(a)   Subject to Clauses 3.1 and 3.2 and other conditions specified in this Agreement or the Transaction Documents, on any Banking
                  Days during the Availability Period for Packing Credit
                  Facility, the Borrower is entitled to utilize the Packing
                  Credit Facility pursuant to Clause 2.1.2(a) and 2.1.2(b)(1) in
                  Baht and/or in other foreign currency which is equivalent to Baht acceptable by each of the Packing Credit Creditor but not exceeding the Facility Limit of each Packing Credit Creditor.

            (b) Subject to Clauses 3.1, 3.2 and 3.3 and other conditions specified in this Agreement or the Transaction Documents, on any Banking Days during the Availability Period for Additional Short Term Working Capital Facility, the Borrower is entitled to utilize the Additional Short Term Working Capital Facility in Baht provided that the amount of Additional Short Term Working Capital Facility at any time shall not exceed Baht 150,000,000 (One Hundred Fifty Million Baht) and each Packing Credit Creditor will not provide the Additional Short Term Working Capital Facility in the amount exceeding Baht 75,000,000 (Seventy Five Million Baht).

                  4.2.2 For the utilization of the Packing Credit Facility under
            Clause 2.1.2 (a) and 2.1.2(b)(1) from each Packing Credit Creditor, the Borrower shall execute the Documents for the Utilization of Packing Credit Facility for such Packing Credit Creditor no later than two (2) Banking Days before the Utilization Date for Packing Credit Facility under Clause 2.1.2 (a) and 2.1.2(b)(1) and shall deliver a Receipt to each Packing Credit Creditor on each Utilization Date for Packing Credit Facility under Clause 2.1.2 (a) and 2.1.2(b)(1) obtained from such Packing Credit Creditor.2.12 The following terms shall be inserted as Clause 4.5 of the Credit Facilities Agreement:

                  "4.5 Utilization of Additional Short Term Working Capital
            Facility

            4.5.1 Subject to Clauses 3.1, 3.2 and 3.3 and other conditions specified in this Agreement or the Transaction Documents, on any Banking Days during the Availability Period for Additional Short Term Working Capital Facility, the Borrower is entitled to utilize the Additional Short Term Working Capital Facility in Baht by executing the Documents for the Utilization of Additional Short Term Working Capital Facility to each Packing Credit Creditor no later than two (2) Banking Days before that Utilization date for the Additional Short Term Working Capital Facility and shall deliver a Receipt to each Packing Credit Creditor on each Utilization Date for Additional Short Term Working Capital Facility obtained from the relevant Packing Credit Creditor.

            4.5.2 The maximum amount the Borrower is entitled to utilize the Additional Short Term Working Capital Facility from the Packing Credit Creditors under this Agreement at any time shall not exceed Baht 150,000,000 (One Hundred and Fifty Million Baht) and each Packing Credit Creditor will not provide the Additional Short Term Working Capital Facility in the amount exceeding Baht 75,000,000 (Seventy Five Million
      Baht).

            4.5.3 The maturity of each Additional Short Term Working Capital Facility will not exceed ninety (90) days from the Utilization Date and in any case shall not exceed the Availability Period for Additional Short Term Working Capital Facility unless the Packing Credit Creditors will agree otherwise.

            4.5.4 The Borrower will issue and deliver Promissory Note to the Packing Credit Creditor as specified by such Packing Credit Creditor in relation to the utilization of Additional Short Term Working Capital Facility in compliance with the conditions specified by that Packing Credit Creditor and/or the conditions specified in the Documents for the Utilization of Additional Short Term Working Capital Facility.

            4.5.5 The utilization of Additional Short Term Working Capital Facility must be renewed on a yearly basis in accordance with the conditions specified by each Packing Credit Creditor and/or the


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      conditions specified in the Documents for the Utilization of Additional
      Short Term Working Capital Facility.

            4.5.6 Subject to the conditions of Clause 4.5.2, for any amount drawndown by the Borrower under the Additional Short Term Working Capital Facility that has been repaid by the Borrower, the Borrower is entitled to drawdown such amount again under the terms set forth by each Packing Credit Creditor and/or the terms specified in the Documents for the Utilization of Additional Short Term Working Capital Facility."

      2.13 Clause 5.1 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "5.1  Former Long Term Facility

      5.1.1 Front End Fee for the Former Long Term Facility

            Within seven (7) days from the Effective Date of this Agreement, the Borrower will pay the front end fee for the Former Long Term Facility to IFCT for the amount of Baht 1,500,000 (One Million Five Hundred Thousand Baht) and to the Bank of Ayudhya for the amount of Baht 1,450,000 (One Million Four Hundred Fifty Thousand) by using bank checks of the commercial bank which has its head office or branches in Bangkok Metropolis and payable in the name of IFCT or Bank of Ayudhya.

      5.1.2 Interest for the Former Long Term Facility

            The interest rate for the Loan in relation to the Former Long Term Facility will be calculated as an annual rate specified by the Facility Agent on the date of first drawdown date and on the date the interest for the Former Long Term Facility has changed at the following rate:

            (1) From the first drawdown date until 23 April 2003 at the rate of seven (7) percent per annum.

            (2) From 24 April 2003 until 31 December 2005 at the rate equal to Average MLR per annum.

            For each Interest Period, the Borrower will pay interest for the Loan under the Former Long Term Facility in compliance with the conditions in this Agreement to each Long Term Creditor directly pursuant to the Proportion of Debt under the Former Long Term Facility by payment within 10:00 a.m. (Bangkok time) on the last Banking Day of each month under the calendar year.

2.14 Clause 5.2 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "5.2  Packing Credit Facility

                  (a) The interest rate for the Loan under Packing Credit
            Facility under Clause 2.1.2 (a) and 2.1.2 (b)(1) will be calculated on an annual basis specified by the Facility Agent as Market Rate.

            For each Interest Period, the Borrower will pay such interest in compliance with the conditions specified by each Packing Credit Creditor in the Documents for the Utilization of Packing Credit Facility of such Packing Credit Creditor. In case those documents do not specify any specific condition on this, the Borrower will pay interest on the last Banking Day of each month under the calendar year.

      (b)   Interest for the Additional Short Term Working Capital Facility


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

            In relation to the Additional Short Term Working Capital Facility provided by each Packing Credit Creditor, the interest rate for Loan will be at the rate equal to Average MLR minus one per cent (MLR-1%) per annum. For each Interest Period, the Borrower will pay interest on the last Banking Day of each month under the calendar year and in compliance with the conditions specified by each Packing Credit Creditor in the Documents for the Utilization of Additional Short Term Working Capital Facility of such Packing Credit Creditor."

2.15 Clause 6.1 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "6.1  Former Long Term Facility

            6.1.1 The Borrower shall repay the Loan under the Former Long Term
                  Facility to each Long Term Creditor on the last Banking Day of March, June, September and December (for the total 18 installments) in accordance with Repayment Schedule commencing from 30 September 2001 onwards.

            6.1.2 Before 10.00 a.m on each Repayment Date, the Borrower will repay the Loan to the Facility Agent for the benefit of the Long Term Creditors in accordance with the condition of Clause
                  6.1.1 and in compliance with the Repayment Schedule. In case the Borrower does not utilize the whole amount of Former Long Term Facility, the amount of Loan to be repaid by the Borrower on each Repayment Date will be reduced in the inverse order of maturity.

            6.1.3 After the Borrower has repaid the Loan, the Borrower may not utilize such repayment amount again.

            6.1.4 The Borrower is entitled to prepay the Loan in relation to the
                  Former Long Term Facility in whole or in part on any Interest Payment Date before the Repayment Schedule in compliance with the following conditions:

                  (a) The Borrower has delivered the notice in writing specifying the intention to prepay the Loan by specifying the amount to be prepaid and the date of such prepayment to the Facility Agent in advance no later than thirty (30) Banking Days;

                  (b) Subject to Clause 7.1, the amount to be partially prepaid will be in the amount of not less than 5,000,000 Baht (Five Million Baht) or the integral multiple of 5,000,000 Baht (Five Million Baht);

                  (c) The Borrower shall prepay the Loan together with interest calculated until the date of such prepayment and any other amount which is due and payable under this Agreement;

                  (d) The amount prepaid will firstly be used to pay the expenses which are due under this Agreement. After that it will be used to pay the fees and interest which are due and payable and the Loan in the inverse order of maturity;

                  (e) On each Prepayment Date, the Borrower agrees to pay the prepayment fee equal to two percent (2%) of the amount prepaid to the Facility Agent for the benefit of the Long Term Creditors in compliance with their Proportion of Debt in relation to the Former Long Term Facility except in the case where the prepayment money is obtained from the operation of the Borrower's business or from the


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

                        capital increase of the Borrower; in which case the Borrower shall not be responsible to pay the prepayment fee.

            6.1.5 Any notices of prepayment given by the Borrower shall be irrevocable and the Borrower shall be bound to make the prepayment in accordance with such notice.

            6.1.6 Except as otherwise clearly mentioned in this Agreement, the
                  Borrower is not entitled to prepay any or all part of the Loan. The Loan which is prepaid shall not be available for further drawdown."

2.16 Clause 6.2 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "6.2  Repayment of Packing Credit Facility and Working Capital Facility

            The Borrower shall comply with all the conditions specified in the Documents for the Utilization of Packing Credit Facility, Documents for the Utilization of Overdraft Facility, Documents for the Utilization of Short Term Working Capital Facility and Documents for the Utilization of Additional Short Term Working Capital Facility or other relevant documents or agreements and shall reduce Packing Credit Facility and all types of Working Capital Facility to zero upon the expiry of Availability Period for Packing Credit Facility, the Availability Period for Working Capital Facility or the Availability Period for Additional Short Term Working Capital Facility (as the case may be)."

2.17 Clause 7.1 of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

      "7.1 Except as otherwise expressly provided under this Agreement, on each day on which any sum is due under this Agreement, the Borrower shall make payment to the Creditors in Baht (or in other foreign currency (in some cases) for the Packing Credit Facility) which may be utilized immediately within that day within 10.00 a.m. Bangkok time by, for the case of Former Long Term Facility, payment to the Facility Agent for the benefit of the Creditors or payment directly to each Creditor in accordance with their Proportion of Debt for Former Long Term Facility and for the other types of Facilities, by direct payments to the Creditors for such Facilities.

            For Packing Credit Facility which is denominated in other foreign currency other than Baht, the Borrower hereby irrevocably waives any rights it may have under Section 196 of the Civil and Commercial Code of Thailand (or any modification or re-enactment thereof for the time being in force) to make payment under the Packing Credit Facility in Baht and shall make payment to the Packing Credit Creditors under the terms and conditions specified in the Documents for the Utilization of Packing Credit Facility."

2.18 The following terms shall be inserted as Clause 11.1.17 of the Credit Facilities Agreement:

      "The Borrower shall maintain the proportion of Return on Assets subject to the Consolidated Pre-Tax Income of Innovex Inc. at the following percentages:

      (a) If the Consolidated Pre-Tax Income of Innovex Inc. is less than US$5,000,000 (Five Million United States Dollars), the Borrower shall maintain its Return on Assets in such financial year equal to six (6) per cent;

      (b) If the Consolidated Pre-Tax Income of Innovex Inc. is equal to or exceeding US$ 5,000,000 (Five Million United States Dollars) but less than US$7,000,000 (Seven Million United States Dollars), the Borrower shall maintain its Return on Assets in such financial year equal to seven (7) per cent;

      (c) If the Consolidated Pre-Tax Income of Innovex Inc. is equal to or exceeding US$ 7,000,000 (Seven Million United States Dollars) but less than US$9,000,000 (Nine Million United States Dollars), the Borrower shall maintain its Return on Assets in such financial year equal to eight (8) per cent; and

      (d) If the Consolidated Pre-Tax Income of Innovex Inc. is equal to or exceeding US$9,000,000 (Nine Million United States Dollars), the Borrower shall maintain its Return on Assets in such financial year equal to nine (9) per cent;

      The Borrower shall maintain the proportion of its Return on Assets specified under this Clause at the end of each six (6) months period of each financial year by considering the Consolidated Pre-Tax Income of Innovex Inc. relevant to such period. The Borrower shall maintain the proportion of its Return on Assets not less than half of the above percentages at the end of the first six (6) months period of each financial year and shall maintain the proportion of its Return on Assets in full at the end of each financial year."

2.19 Attachment 1((Details of the Facilities and the Creditors) of the Credit Facilities Agreement shall be repealed and replaced to read as follows:

-------------------------------------------------------------------------------------------------
Category of the Facilities           Creditors           Facility Limit     Commitment Percentage
-------------------------------------------------------------------------------------------------
Former Long Term Facility            IFCT                300,000,000                 30/59
                                     Bank of Ayudhya     290,000,000                 29/59
-------------------------------------------------------------------------------------------------
New Long Term Facility               IFCT                110,000,000                 1 / 2
                                     Bank of Ayudhya     110,000,000                 1 / 2
-------------------------------------------------------------------------------------------------
Packing Credit Facility              IFCT                480,000,000              48/8335/83
                                     Bank of Ayudhya     350,000,000
-------------------------------------------------------------------------------------------------
Overdraft Facility                   Bank of Ayudhya      10,000,000                  1/8
-------------------------------------------------------------------------------------------------
Short Term Working Capital           IFCT                 70,000,000                  7/8
Facility
-------------------------------------------------------------------------------------------------

3.    Provisions on New Long Term Facility

The Borrower, the Facility Agent, the Security Agent and the Creditors agree as follows:

3.1   New Long Term Facility

3.1.1 New Long Term Facility: the Baht loan facility provided by the Long Term Creditors to the Borrower under the terms and conditions of this Agreement for the aggregate amount of not exceeding Baht 220,000,000 (Two Hundred and Twenty Million Baht).

3.1.2 The Borrower shall use the New Long Term Facility under Clause 3.1.1 of this Agreement for the payment of seventy (70) per cent of its capital investments made since May 2001 and to be invested in the Project and/or the expansion of the Project within 30 December 2003.

3.1.3 The fact that, for whatsoever reason, the New Long Term Facility or any part thereof is not fully utilized by the Borrower or is unavailable to the Borrower shall neither affect nor impair the liabilities of the Borrower to perform any and all of its obligations under this Agreement in full nor impose any obligation on any Long Term Creditor to provide the Borrower any New Long Term Facility other than the Commitment Percentage of each Long Term Creditor for the New Long Term Facility as specified in this Agreement.

3.1.4 Failure by a Long Term Creditor to perform its obligation under this Clause 3 shall not release other Creditor, Facility Agent, Security Agent or the Borrower from their respective obligations under this Agreement nor shall any Creditor, Security Agent or Facility Agent be liable in any respect for the failure of such Long Term Creditor to perform its obligation under this Clause 3 of this Agreement. In the event of any circumstance as specified above has happened, other Creditors will arrange the consultation with the Borrower immediately to find a possible remedy for such circumstance.

3.2   General Conditions Precedent

      The terms and conditions of Clause 3.1 (General Conditions Precedent) and
      3.2 (Conditions Precedent for the Utilization of Long Term Facility, Packing Credit Facility and Working Capital Facility) of the Credit Facilities Agreement shall be applied as applicable to the utilization of the New Long Term Facility.

3.3   Additional Conditions Precedent for the New Long Term Facility

      In addition to other conditions precedent specified in Clause 3.1 and 3.2 of the Credit Facilities Agreement, the Long Term Creditors are bound to provide the New Long Term Facility to the Borrower under this Agreement when the Facility Agent is of the opinion that the Borrower and the Guarantor have fulfilled the following conditions precedent completely no later than five (5) Banking Days before the first Utilization Date of the New Long Term Facility or if the Facility Agent has waived any condition precedent in writing before or on such first Utilization Date of the New Long Term Facility:

      (a) The Borrower, the Security Keeper, the Security Agent and the Creditors executed the Second Equipment Pledge Agreement and deliver the Second Equipment Pledge Agreement to the Security Agent including undertaking all actions as required under the terms and conditions of the Second Equipment Pledge Agreement for the enforceability of such agreement in the form and substance satisfactory to the Security Agent;

      (b) The Guarantor executed the Second Guarantee Agreement and in the case that the Second Guarantee Agreement is not executed in Thailand, such agreement shall be duly notarized by the notary public and authenticated by the Thai Embassy or Consul in the form and substance acceptable to the Creditors;

      (c) The Guarantor has obtained the legal opinion from the law firm acceptable to the Creditors on the legality and enforceability of the Second Guarantee Agreement in the form and substances acceptable to the Creditors;

      (d) The Borrower has arranged for the Creditors to be the beneficiary under the insurance policies pursuant to the terms as indicated in Clause 11.2.1 of the Credit Facilities Agreement; and

      (e) The Facility Agent receives an evidence of acknowledge receipt of the letter which issued by the Borrower informing the amount of Debt outstanding to the Creditors from U.S. Bank and Wells Fargo Bank in the form and substance acceptable to the Creditors.

3.4   Utilization of New Long Term Facility

3.4.1 Subject to the terms of Clauses 3.1 and 3.2 of the Credit Facilities Agreement and Clause 3.3 of the Second Supplemental Agreement to Credit Facilities Agreement and other terms and conditions specified in this Agreement or the Transaction Documents, the Borrower may utilize the New Long Term Facility pursuant to Clause 3.1.1 of the Second Supplemental Agreement to Credit Facilities Agreement on any Banking Days during the Availability Period for New Long Term Facility.

                  3.4.2 Each drawdown of the New Long Term Facility will be in compliance with the following conditions:

                        (a) The Facility Agent has received a Notice of Drawdown
                  from the Borrower no later than three (3) Banking Days prior to the date of such drawdown;

                        (b) The Borrower shall deliver Receipt to the Facility
                  Agent on each Utilization Date of the New Long Term Facility by delivering:

                  (1) Receipt specifying the total amount for such drawdown;

                  (2) Receipt specifying the amount that each Long Term Creditor provided to the Borrower under the Commitment Percentage of the New Long Term Facility for each Long Term Creditor.

3.4.3 Subject to Clause 3.1.1 of the Second Supplemental Agreement to Credit Facilities Agreement, the Borrower is entitled to drawdown the New Long Term Facility for the aggregate amount of Baht 220,000,000 (Two Hundred and Twenty Million Baht).

3.4.4 In case the Borrower has drawndown the New Long Term Facility pursuant to Clause 3.1.1 of the Second Supplemental Agreement to Credit Facilities Agreement in full during the Availability Period for New Long Term Facility, the Borrower is not entitled to drawdown such amount again.

3.4.5 A Notice of Drawdown issued by the Borrower shall be irrevocably binding on the Borrower to act in compliance with such notice.

3.4.6 In case the Borrower issues a Notice of Drawdown to the Facility Agent and there is no drawdown on the date specified as Utilization Date for New Long Term Facility due to the reason that the Borrower fails to drawdown or the reason that the Borrower fails to comply with any conditions specified in Clause 3.3 of the Second Supplemental Agreement to Credit Facilities Agreement in full, the Borrower will pay the money to the Long Term Creditor upon request to remedy the damage, loss and expenses as a result of the failure to drawdown on such date including the loss, interest margin, costs and expenses incurred from the reallocation of the amount prepared for the providing of such New Long Term Facility to the Borrower.

3.4.7 Payment of Loan by the Long Term Creditors

      Subject to the terms and conditions of this Agreement, for each drawdown of New Long Term Facility, the Facility Agent will issue the Notice of Commitment Percentage to inform each Long Term Creditor of the amount of money that such Long Term Creditor has to provide to the Borrower in compliance with the Commitment Percentage of such Long Term Creditor for the New Long Term Facility no later than two (2) Banking Days prior to the Utilization Date of New Long Term Facility and within 10.00 a.m of the Utilization Date of New Long Term Facility that the Borrower is allowed to drawdown the New Long Term Facility, each Long Term Creditor will deliver the amount specified by the Facility Agent by transferring the money to the Borrower's account (in which case the Long Term Creditor will deliver copy of the transfer slip to the Facility Agent within the Utilization Date of the New Long Term Facility) or deliver cashier's cheque under the name of the Borrower dated the Utilization Date of New Long Term Facillity to the Facility Agent for deposit in the Borrower's account.

      The parties clearly agree that the Borrower will be deemed to receive the Loan when each Long Term Creditor has delivered the amount of money in accordance with the Commitment Percentage of the New Long Term Facility to the account of the Borrower or delivered the cashier's cheque in the name of the Borrower dated the Utilization Date of New Long Term Facility to the Facility Agent which has deposited such funds in the Borrower's account in compliance with the condition of this Clause.

3.5   Fees and Interest for the New Long Term Facility

3.5.1 Front End Fee for the New Long Term Facility

      Within seven (7) days from the Effective Date of the Second Supplemental Agreement, the Borrower will pay the front end fee for the New Long Term Facility at the rate of zero point five (0.5) per cent of the principal amount of the New Long Term Facility in the amount of Baht 220,000,000 (Two Hundred and Twenty Million Baht) which is equivalent to Baht 1,100,000 (One Million One Hundred Thousand Baht) to each Long Term Creditor pro rata and payment of such front end fee shall be made in the form of bank checks of the commercial bank which has its head office or branches in Bangkok Metropolis.

3.5.2 Commitment Fee for the New Long Term Facility

      During the Availability Period for New Long Term Facility, the Borrower will be subjected to the commitment fee at the rate of zero point five (0.5) per cent of unutilized amount if, by the end of each quarter, the Borrower utilizes the New Long Term Facility less than the accumulated Utilization Amount indicated below:

                  (a) From the Effective Date of the Second Supplemental
            Agreement until the last Banking Day of March 2003, the accumulated Utilization Amount of Baht 80,000,000 (Eighty Million Baht);

                  (b) On the last Banking Day of June 2003, the accumulated
            Utilization Amount of Baht 116,000,000 (One Hundred and Sixteen Million Baht);

                  (c) On the last Banking Day of September 2003, the accumulated
            Utilization Amount of Baht 160,000,000 (One Hundred and Sixty Million Baht); and

                  (d) On the last Banking Day of December 2003, the accumulated
            Utilization Amount of Baht 220,000,000 (Two Hundred and Twenty Million Baht).

      The commitment fee shall be payable to each Long Term Creditor pursuant to its Proportion of Debt in arrears on the last Banking Day of each quarter, which end in March, June, September and December of each year, beginning on the Effective Date of the Second Supplemental Agreement until the last day of the Availability Period for New Long Term Facility and the last payment of commitment fee shall be made on the last Banking Day of the Availability Period for New Long Term Facility and payment of such commitment fee shall be made in the form of bank checks of the commercial bank which has its head office or branches in Bangkok Metropolis.

3.5.3 Interest for the New Long Term Facility

      The interest rate for the Loan in relation to the New Long Term Facility will be calculated as an annual rate specified by the Facility Agent on the date of first drawdown of the New Long Term Facility and on the date the interest for the New Long Term Facility has changed at the following rate:

                  (1) Within one (1) year from the Effective Date of the Second
            Supplemental Agreement at the rate of six (6) per cent per annum;
            and

                  (2) From the date immediately after one (1) year from the
            Effective Date of the Second Supplemental Agreement at the rate equal to Average MLR per annum.

      For each Interest Period, the Borrower will pay interest for the Loan under the New Long Term Facility in compliance with the conditions in this Agreement to each Long Term Creditor directly pursuant to the Proportion of Debt under the New Long Term Facility by payment within 10:00 a.m. (Bangkok time) on the last Banking Day of each month under the calendar year.

3.5.4 The Calculation of Interest for the New Long Term Facility

      Interest for the New Long Term Facility will be calculated on the basis of actual number of days elapsed and a year of 365 days.

3.6   Repayment of New Long Term Facility

3.6.1 The Borrower shall repay the Loan under the New Long Term Facility to each Long Term Creditor on the last Banking Day of March, June, September and December (for the total 16 installments) in accordance with the Repayment Schedule for New Long Term Facility commencing from the last Banking Day of March 2004 onwards.

3.6.2 Before 10.00 a.m on each Repayment Date for the New Long Term Facility, the Borrower will repay the Loan to each Long Term Creditor in accordance with the Proportion of Debt under the New Long Term Facility and condition of Clause 3.6.1 of the Second Supplemental Agreement to Credit Facilities Agreement and in compliance with the Repayment Schedule for New Long Term Facility. In case the Borrower does not utilize the whole amount of New Long Term Facility, the amount of Loan to be repaid by the Borrower on each Repayment Date for New Long Term Facility will be reduced in the inverse order of maturity.

3.6.3 After the Borrower has repaid the Loan under the New Long Term Facility, the Borrower may not utilize such repayment amount again.

3.6.4 The Borrower is entitled to prepay the Loan in relation to the New Long Term Facility in whole or in part on any Interest Payment Date before the Repayment Schedule for New Long Term Facility in compliance with the following conditions:

      (a) The Borrower has delivered the notice in writing specifying the intention to prepay the Loan by specifying the amount to be prepaid and the date of such prepayment to the Facility Agent in advance no later than thirty (30) Banking Days;

      (b) Subject to Clause 3.7.1 of the Second Supplemental Agreement to Credit Facilities Agreement, the amount to be partially prepaid will be in the amount of not less than 5,000,000 Baht (Five Million Baht) or the integral multiple of 5,000,000 Baht (Five Million Baht);

      (c) The Borrower shall prepay the Loan under the New Long Term Facility together with interest calculated until the date of such prepayment and any other amount which is due and payable under this Agreement;

      (d) The amount prepaid will firstly be used to pay the expenses which are due under this Agreement. After that it will be used to pay the fees and interest which are due and payable and the Loan under the New Facility Agreement in the inverse order of maturity;

      (e) On each Prepayment Date, the Borrower agrees to pay the prepayment fee equal to two percent (2%) of the amount prepaid to the Facility Agent for the benefit of the Long Term Creditors in compliance with their Proportion of Debt in relation to the New Long Term Facility except in the case where the prepayment money is obtained from the operation of the Borrower's business or from the capital increase of the Borrower; in which case the Borrower shall not be responsible to pay the prepayment fee.

3.6.5 Any notices of prepayment given by the Borrower pursuant to the New Long Term Facility shall be irrevocable and the Borrower shall be bound to make the prepayment in accordance with such notice.

3.6.6 Except as otherwise clearly mentioned in this Agreement, the Borrower is not entitled to prepay any or all part of the Loan under the New Long Term Facility. The Loan which is prepaid shall not be available for further drawdown.

3.7   Payment

3.7.1 Except as otherwise expressly provided under this Agreement, on each day on which any sum under the New Long Term Facility is due under this Agreement, the Borrower shall make payment to the Creditors in Baht which may be utilized immediately within that day within 10.00 a.m. Bangkok time to the Facility Agent for the benefit of the Long Term Creditors or payment directly to each Long Term Creditor in accordance with their Proportion of Debt for the New Long Term Facility pursuant to the terms and conditions of the Second Supplemental Agreement to Credit Facilities Agreement.

3.7.2 The Borrower shall promptly upon demand by the Facility Agent make or cause to make any evidence of debt to evidence the obligations of the Borrower under this Agreement.

3.7.3 The Borrower agrees to be bound as each Long Term Creditor records in its book of account and other records in the absence of manifest error.

3.7.4 Except as otherwise specified in this Agreement or the Transaction Documents, if any due date for payment under this Agreement is not on the Banking Day such payment shall be extended to the next succeeding Banking Day except in the case that the succeeding Banking Day is in the subsequent month in which case the due date for the payment shall be shortened to be on the last Banking Day of that month.

3.8 The Application of the Terms and Conditions under the Credit Facilities Agreement to the New Long Term Facility

      The terms and conditions under Clause 8 (The Facility Agent, the Security Agent, and the Creditors), Clause 9 (Change in Circumstances), Clause 10 (Representations and Warranties), Clause 11 (Affirmative Covenants and Negative Covenants), Clause 12 (Event of Default), Clause 13 (Security), Clause 14 (Distribution of Security), Clause 15 (Indemnity), Clause 16 (Expenses), Clause 17 (Notices), Clause 18 (Assignment), Clause 19 (Void Provision not Affecting Valid Provision), Clause 20 (Amendment or Waiver), Clause 21 (Set-Off), Clause 22 (Governing Laws) and Clause 23 (No Waiver) of the Credit Facilities Agreement shall be applied to the New Long Term Facility as appicable to the utilization of the New Long Term Facility.

4.    Continuity of Agreement

      Except as amended and supplemented under this Second Supplemental Agreement to Credit Facilities Agreement, all terms and conditions under the Credit Facilities Agreement, the Transaction Documents and any documents related to the Credit Facilities Agreement and the Transaction Documents (including the provisions on security) shall remain in full force and effect among the Borrower, the Facility Agent, the Security Agent and the Creditors and this Second Supplemental Agreement to Credit Facilities Agreement shall be deemed as an integral part of the Credit Facilities Agreement and the Transaction Documents. The provisions with respect to Representations and Warranties, Affirmative Covenants and Negative Covenants including Event of Default which must be performed or should not be performed as specified in the Credit Facilities Agreement, the Transaction Documents and any agreements related to the Credit Facilities Agreement and the Transaction Documents shall also apply to this Second Supplemental Agreement to Credit Facilities Agreement.

5. The Effective Date of this Second Supplemental Agreement to Credit Facilities Agreement

      This Second Supplemental Agreement to Credit Facilities Agreement shall be effective as from the Effective Date of the Second Supplemental Agreement as written above.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date specified above.

THE BORROWER:
INNOVEX (THAILAND) LIMITED


________________________________________

THE SECURITY AGENT:
THE INDUSTRIAL FINANCE CORPORATION OF THAILAND


________________________________________

THE FACILITY AGENT:
BANK OF AYUDHYA PUBLIC COMPANY LIMITED


________________________________________

THE CREDITORS:
THE INDUSTRIAL FINANCE CORPORATION OF THAILAND


________________________________________

BANK OF AYUDHYA PUBLIC COMPANY LIMITED


________________________________________

WITNESS:


________________________________________

WITNESS:


________________________________________

                                                                    Attachment 1

Repayment Schedule for New Long Term Facility

--------------------------------------------------------------------------------
   No.    Repayment Date for       Amount of    Portion of IFCT  Portion of Bank
             New Long Term         Repayment                       of Ayudhya
               Facility              (Baht)
         (last Banking Day of
              each month)
--------------------------------------------------------------------------------
    1       March 2004             10,000,000      5,000,000       5,000,000
--------------------------------------------------------------------------------
    2.      June 2004              10,000,000      5,000,000       5,000,000
--------------------------------------------------------------------------------
    3.      September 2004         10,000,000      5,000,000       5,000,000
--------------------------------------------------------------------------------
    4       December 2004          10,000,000      5,000,000       5,000,000
--------------------------------------------------------------------------------
    5       March 2005             12,500,000      6,250,000       6,250,000
--------------------------------------------------------------------------------
    6       June 2005              12,500,000      6,250,000       6,250,000
--------------------------------------------------------------------------------
    7       September 2005         12,500,000      6,250,000       6,250,000
--------------------------------------------------------------------------------
    8       December 2005          12,500,000      6,250,000       6,250,000
--------------------------------------------------------------------------------
    9       March 2006             15,000,000      7,500,000       7,500,000
--------------------------------------------------------------------------------
   10       June 2006              15,000,000      7,500,000       7,500,000
--------------------------------------------------------------------------------
   11       September 2006         15,000,000      7,500,000       7,500,000
--------------------------------------------------------------------------------
   12       December 2006          15,000,000      7,500,000       7,500,000
--------------------------------------------------------------------------------
   13       March 2007             17,500,000      8,750,000       8,750,000
--------------------------------------------------------------------------------
   14       June 2007              17,500,000      8,750,000       8,750,000
--------------------------------------------------------------------------------
   15       September 2007         17,500,000      8,750,000       8,750,000
--------------------------------------------------------------------------------
   16       December 2007          17,500,000      8,750,000       8,750,000
--------------------------------------------------------------------------------